UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported): February 27, 2026

Commission file number: 333-249533

FORTITUDE GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	85-2602691
(State of Other Jurisdiction of incorporation or Organization)	(I.R.S. Employer Identification No.)

723 S. Cascade Avenue, Colorado Springs, CO	80903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (719) 717-9825

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On February 27, 2026, Fortitude Gold Corp. (the “Company” or “Fortitude”) entered into a Joint Venture Agreement (the “JV Agreement”) with Hawthorne Land & Minerals, LLC (“Hawthorne”) to accelerate the exploration and development of its East Camp Douglas property located in Mineral County, Nevada.  Pursuant to the JV Agreement, the parties will form an operating subsidiary, East Camp Douglas, LLC (the “JV”), which will be funded through a strategic $40 million investment by Hawthorne. The investment is intended to support an aggressive exploration program designed to advance the highly prospective property toward a potential discovery.  The intent of the JV is to capitalize on the property’s potential with the near-term goal to define a major gold discovery, followed by permitting and advancing a mine into production in the shortest amount of time possible.

This strategic JV, which will be 60% owned by Fortitude and 40% by Hawthorne, is structured with Fortitude contributing the East Camp Douglas property and Hawthorne contributing a total of $40 million.  Following Hawthorne’s initial $40 million investment to secure its 40% ownership interest, the parties will fund future JV expenditures on a pro rata basis, in accordance with their respective ownership interests (60% Fortitude / 40% Hawthorne.

Item 8.01  Other Events

On March 2, 2026, the Company issued a press release announcing the JV Agreement, a copy of which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are furnished with this report:

2.1*Company Agreement dated as of February 27, 2026.

2.2*Contribution Agreement dated as of February 27, 2026.

99.1News Release dated March 2, 2026.

104Inline XBRL for the cover page of this Current Report on Form 8-K.

*Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the SEC upon request a copy of any omitted portion of this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2026	FORTITUDE GOLD CORPORATION

	By:	/s/ Jason D. Reid
Jason D. Reid, Chief Executive Officer